UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 6, 2007

                               PeopleSupport, Inc.
             (Exact name of registrant as specified in its charter)

    Delaware                        001-33679                      95-4695021
 (State or other          (Commission Identification No.)        (IRS Employer
 jurisdiction of                                                  File Number)
 incorporation)

          1100 Glendon Ave., Suite 1250, Los Angeles, California 90024
               (Address of principal executive offices) (Zip Code)

                                 (310) 824-6200
               Registrant's telephone number, including area code

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2 - FINANCIAL INFORMATION

ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On November 6, 2007, PeopleSupport, Inc. issued a press release announcing financial results for the third quarter 2007, and furnished a copy of the release on Form 8-K filed on November 6, 2007. The release was then corrected, solely to address a typographical error in the figure given for diluted EPS guidance for the fiscal year ending December 31, 2007. A copy of the corrected release is being furnished as an exhibit to this report on Form 8-K/A.

The information contained in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


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


SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01(D) EXHIBITS.

     EXHIBIT                           DESCRIPTION
     -------   -----------------------------------------------------------------
     99.1      On November 6, 2007, PeopleSupport, Inc. issued a corrected press release announcing financial results for the third quarter 2007.


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 9, 2007                         PeopleSupport, Inc.
                                         a Delaware corporation

                                         By:  /s/ Lance Rosenzweig
                                              ----------------------------------
                                              President, Chief Executive Officer
                                              and
                                              Chairman of the Board of Directors


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


                                 EXHIBIT INDEX


     EXHIBIT                           DESCRIPTION
     -------   -----------------------------------------------------------------
     99.1      On November 6, 2007, PeopleSupport, Inc. issued a corrected press release announcing financial results for the third quarter 2007.


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